UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 21, 2012
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2012, Vista Gold Corp. (the “Registrant”) entered into a warrant indenture (the “Warrant Indenture”) between the Registrant and Computershare Trust Company of Canada, as the warrant agent.

Under the terms of the Warrant Indenture, each whole common share purchase warrant (each a “Warrant” and collectively, the “Warrants”) entitles the holder (the “Warrantholder”) to purchase one share of the Registrant’s common stock issuable upon the exercise of the Warrant (each a “Warrant Share” and collectively, the “Warrant Shares”) at a price of $3.30 per Warrant Share.  The Warrants will be exercisable at any time prior to 5:00 p.m. (Denver time) on that date which is 24 months after December 21, 2012 (the “Expiry Time”), after the Expiry Time, the Warrants will expire and become null and void. The exercise price for the Warrants is payable in United States dollars.

The Warrant Indenture provides for an adjustment in the number of Warrant Shares issuable upon the exercise of the Warrants and/or the exercise price per Warrant Share upon the occurrence of certain events, including:  (i) the issuance of the Registrant’s common shares or securities exchangeable for or convertible into the Registrant’s common shares to all or substantially all of the holders of the Registrant’s common shares as a stock dividend or other distribution (other than a distribution of the Registrant’s common shares upon the exercise of Warrants);  (ii) the subdivision, redivision or change of the Registrant’s common shares into a greater number of shares; (iii) the reduction, combination or consolidation of the Registrant’s common shares into a lesser number of shares; (iv) the issuance to all or substantially all of the holders of the Registrant’s common shares of rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issuance, to subscribe for or purchase the Registrant’s common shares, or securities exchangeable for or convertible into the Registrant’s common shares, at a price per share to the holder (or at an exchange or conversion price per share) of less than 95% of the current market price, as defined in the Warrant Indenture, for the Registrant’s common shares on such record date; and (v) the issuance or distribution to all or substantially all of the holders of the common shares of shares of any class other than the Registrant’s common shares, rights, options or warrants to acquire the Registrant’s common shares or securities exchangeable or convertible into the Registrant’s common shares, of evidences of indebtedness, or any property or other assets.

The foregoing summary of certain provisions of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

Item 7.01  Regulation FD

On December 21, 2012, the Registrant issued a press release to announce the closing of an offering of units of the Registrant.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
4.1	Warrant Indenture, dated December 21, 2012*
99.1	Press Release dated December 21, 2012**

* The Exhibit relating to Item 1.01 is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-180154), filed with the SEC of March 16, 2012, as amended April 5, 2012 and declared effective on April 19, 2012, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the United States Securities and Exchange Commission pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: December 21, 2012	By: /s/ John Engele John Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Warrant Indenture, dated December 21, 2012*
99.1	Press Release dated December 21, 2012**

* The Exhibit relating to Item 1.01 is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-180154), filed with the SEC of March 16, 2012, as amended April 5, 2012 and declared effective on April 19, 2012, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the United States Securities and Exchange Commission pursuant to Regulation FD.